UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2014

ARC DOCUMENT SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32407	20-1700361
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1981 N. Broadway, Suite 385, Walnut Creek, California		94596
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (925) 949-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 6, 2014, ARC Document Solutions, Inc. (the “Company”) issued a press release reporting its financial results for the first quarter 2014. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2014, the board of directors of the Company (the “Board”) adopted the ARC Document Solutions, Inc. 2014 Stock Incentive Plan (the “Plan”), subject to the approval of the Company’s stockholders at the 2014 annual meeting of stockholders. On April 18, 2014, the Board amended the ARC Document Solutions, Inc. 2014 Stock Incentive Plan (the “Amendment”) to change the maximum number of shares of Common Stock that may be issued or transferred pursuant to awards under the Plan. At the annual Meeting of stockholders held on May 1, 2014, stockholders approved the Plan, as amended. A copy of the Plan and the Amendment are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

On May 1, 2014, the Company entered into “at-will” Executive Employment Agreements with each of the following executive officers:

•	Jorge Avalos, Chief Accounting Officer, Vice President Finance. Under his agreement, Mr. Avalos is entitled to receive an annual base salary of $280,000, an annual incentive bonus in an amount not to exceed 80% of his annual base salary and the right to additional discretionary bonuses. The agreement also includes non-competition and non-solicitation provisions, a confidentiality provision, subsidized COBRA upon death or disability and 12 months’ continuation pay, subsidized COBRA and acceleration of vesting of any unvested equity awards upon termination without cause or for good reason upon execution of a release.

•	Rahul K. Roy, Chief Technology Officer. Under his agreement, Mr. Roy is entitled to receive an annual base salary of $575,000, an annual incentive bonus in an amount not to exceed 80% of his annual base salary and the right to additional discretionary bonuses. The agreement also includes non-competition and non-solicitation provisions, a confidentiality provision, subsidized COBRA upon death or disability and 12 months’ continuation pay, subsidized COBRA and acceleration of vesting of any unvested equity awards upon termination without cause or for good reason upon execution of a release.

•	John Toth, Chief Financial Officer. Under his agreement, Mr. Toth is entitled to receive an annual base salary of $325,000, an annual incentive bonus in an amount not to exceed 80% of his annual base salary and the right to additional discretionary bonuses. Mr. Toth is also eligible to receive a long term equity incentive award of $50,000 per fiscal year. The agreement also includes non-competition and non-solicitation provisions, a confidentiality provision, subsidized COBRA upon death or disability and 12 months’ continuation pay, subsidized COBRA and acceleration of vesting of any unvested equity awards upon termination without cause or for good reason upon execution of a release.

•	Dilantha Wijesuriya, Chief Operating Officer. Under his agreement, Mr. Wijesuriya is entitled to receive an annual base salary of $370,000, an annual incentive bonus in an amount not to exceed his annual base salary and the right to additional discretionary bonuses. Mr. Wijesuriya is also eligible to receive a long term equity incentive award of $200,000 per fiscal year. The agreement also includes non-competition and non-solicitation provisions, a confidentiality provision, subsidized COBRA upon death or disability and 12 months’ continuation pay, subsidized COBRA and acceleration of vesting of any unvested equity awards upon termination without cause or for good reason upon execution of a release.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 1, 2014, the Company held its 2014 annual meeting of stockholders. A total of 46,365,078 shares of the Company’s common stock were entitled to vote as of March 3, 2014, which was the record date for the annual meeting. There were 41,319,352 shares present in person or by proxy at the annual meeting. Set forth below are the matters voted upon by the Company’s stockholders at the 2014 annual meeting and the final voting results of each such proposal.

Proposal 1 – Election of Directors

The stockholders elected seven directors, each to serve a one-year term until the Company’s next annual meeting of stockholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Kumarakulasingam Suriyakumar	35,696,812	940,403	4,682,137
Thomas J. Formolo	35,805,025	832,190	4,682,137
Dewitt Kerry McCluggage	35,797,059	840,156	4,682,137
James F. McNulty	35,796,359	840,856	4,682,137
Mark W. Mealy	35,788,959	848,256	4,682,137
Manuel Perez de la Mesa	35,810,125	827,090	4,682,137
Eriberto R. Scocimara	35,795,559	841,656	4,682,137

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
41,296,249	19,316	3,787	0

Brokers were permitted to cast stockholder non-votes at their discretion on this proposal.

Proposal 3 – Approval of 2014 Stock Incentive Plan

The Company’s stockholders voted to approve the Company’s 2014 Stock Incentive Plan, as amended. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
33,380,451	3,226,005	30,759	4,682,137

Proposal 4 – Advisory, Non-Binding Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for fiscal year 2013, as disclosed in the Company’s 2014 proxy statement. The results of the advisory, non-binding vote were as follows:

For	Against	Abstain	Broker Non-Votes
22,826,962	13,430,211	380,042	4,682,137

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	ARC Document Solutions Inc. 2014 Stock Incentive Plan.

10.2	Amendment No.1 to ARC Document Solutions Inc. 2014 Stock Incentive Plan. (“2014 SIP”)

10.3	Form of 2014 Stock Incentive Plan Notice of Stock Option Grant under the 2014 SIP

10.4	Form of 2014 Stock Incentive Plan Notice of Restricted Stock Award under the 2014 SIP

10.5	Form of 2014 Stock Incentive Plan Notice of Stock Unit Award under the 2014 SIP

99.1	ARC Document Solutions, Inc. Press Release dated May 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2014	ARC DOCUMENT SOLUTIONS, INC.

	By:	/s/ D. Jeffery Grimes
D. Jeffery Grimes
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	ARC Document Solutions Inc. 2014 Stock Incentive Plan.

10.2	Amendment No.1 to ARC Document Solutions Inc. 2014 Stock Incentive Plan.

10.3	Form of 2014 Stock Incentive Plan Notice of Stock Option Grant under the 2014 SIP

10.4	Form of 2014 Stock Incentive Plan Notice of Restricted Stock Award under the 2014 SIP

10.5	Form of 2014 Stock Incentive Plan Notice of Stock Unit Award under the 2014 SIP

99.1	ARC Document Solutions, Inc. Press Release dated May 6, 2014.